NUVEEN
Mutual Funds

Nuveen Rittenhouse Growth Fund

A blue chip portfolio for investors seeking a tax-efficient way to build and sustain wealth.

Semiannual Report

January 31, 1999






                             [PHOTO APPEARS HERE]






Featuring portfolio management by Rittenhouse Financial Services,

                              Nuveen's Premier Adviser/SM/ for growth investing.

Highlights

As of January 31, 1999
For Class A shares


                           [BAR CHART APPEARS HERE]


Attractive Fund Returns/1/
30%
     23.71%                 16.58%
20

10

0    One-Year             Year-to-Date
      (NAV)                 (Offer)



With its focus on long-term growth, the fund provided attractive total returns for the first seven months of the year.

                           [BAR CHART APPEARS HERE]

Relative Market Capitalization
$120
     $103 billion                $54 billion
80

40

0    Average Market Cap of       Average Market Cap of
       of Fund Holdings          Morningstar Peer Group/2/

Reflecting a preference for large, well-known companies, the average market capitalization of the fund's holdings is significantly greater than that of its peer group.


Top Ten Common Stock Holdings/3/
--------------------------------------------------------------------------------
General Electric Company           5.6%      Johnson & Johnson              4.7%
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.    4.9%      The Procter & Gamble Company   4.6%
--------------------------------------------------------------------------------
Pfizer Inc.                        4.9%      Schering-Plough Corporation    4.6%
--------------------------------------------------------------------------------
The Home Depot, Inc.               4.9%      Merck & Company, Inc.          4.1%
--------------------------------------------------------------------------------
American International Group, Inc. 4.8%      The Coca-Cola Company          4.0%
--------------------------------------------------------------------------------
The fund's investment strategy leads to the selection of blue chip companies and household names, as is reflected in the fund's top 10 holdings.





    Contents

1   Dear Shareholder

3   Report from the
    Portfolio Manager

6   Performance Overview

7   Portfolio of Investments

8   Statement of Net Assets

9   Statement of Operations

10  Statement of Changes in Net Assets

11  Notes to Financial Statements

14  Financial Highlights

15  Building a Better Portfolio

16  Fund Information




1  See the Performance Overview on page six for more information.

2 Represents the average market capitalization of the 337 mutual funds in the Morningstar Large Growth category as of January 31, 1999.

3 The companies listed above represent their respective percentages of total market value as of January 31, 1999. Over time, the fund's holdings and their percentages will vary.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger

Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


I'm pleased to report that the Nuveen Rittenhouse Growth Fund continued to perform well in pursuit of its primary objective: helping investors participate in the growth potential of the stock market while providing the measure of protection that can be found in the stocks of large, well-known companies.

The key strategy for the Fund - and for most Nuveen investors - is continually focusing on long-term goals. At times, it is easy to lose sight of this fact, given the daily ups and downs of the market and the allure of the latest stock du jour. However, with long-term goals in mind, our management team's commitment to a disciplined buy-and-hold investment approach helps soften the blow of market downturns. Another feature of this investment style is purchasing stocks for the long-term and keeping turnover low. This helps minimize the impact of taxes - which can make a big difference in overall investment returns.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts reduced the federal funds rate to 4.75%. This recent market turbulence and economic uncertainty led many investors to choose growth-oriented, blue chip companies that can offer a measure of stability in a volatile market. Those types of companies comprise the main components of the Nuveen Rittenhouse Growth Fund.

In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve.

"An appropriately diversified portfolio . . . can help cushion your investments against volatility and enhance your overall total return potential."

The Nuveen Choice

As a further enhancement to our management capabilities, Nuveen has assembled a group of investment managers who are experts in their particular areas of the market to provide their experience and insights. In addition to Rittenhouse Financial Services for growth investing and Nuveen Advisory Services for income investing, you and your adviser can rely on Institutional Capital Corporation for value investing. For more information about Nuveen Mutual Funds, including sales charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Considering the market volatility of 1998, we believe that investors will continue to find diversification to be an important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk, and tax management strategies - can help cushion your investments against volatility and enhance your overall total return potential.

We encourage you to talk with your financial adviser about the ways Nuveen Mutual Funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

March 15, 1999

Nuveen Rittenhouse Growth Fund

Report from the Portfolio Manager

Investors found 1998 to be a very challenging year, and many expect 1999 to follow suit. To gain a clearer perspective on the successful first year and the future of the Nuveen Rittenhouse Growth Fund, we talked with John P. Waterman, Managing Director, Investments, at Rittenhouse Financial Services, Nuveen's Premier Adviser for Growth Investing and portfolio manager of the Fund.

"In the wake of financial turmoil around the globe, investors sought the potential safe haven of large companies whose earnings growth was expected to be strong and secure."

What is your assessment of the stock market's results last year?

In terms of overall performance, the equity market produced another strong year in 1998, setting a number of records in the process. The S&P 500 generated a total return of 28.6% for the year, its fourth consecutive year of increases over 20% and the first such string of increases in almost 130 years. The stock market has now risen for each of the last eight years, and 16 of the last 17. Due to this strong performance, the S&P 500 has produced an annualized total return of almost 18%, the highest total return on record for that index.

Even though the market was up for the year, its performance was hampered by the volatility that occurred in other economic circles. After steadily rising more than 23% through mid-July, stocks stumbled, as concerns about the Russian financial situation spread, and fears of a credit crunch and eventual recession in the U.S. were injected into the market. At its low point late in the summer, the S&P 500 had retreated almost 20% from the record highs established less than three months earlier. Almost as quickly as it declined, however, the market bounced back, returning to record highs in only a four month span. The market had never before recovered so quickly from a decline of this magnitude.

Another notable aspect of equity market performance in 1998 was the concentration of return in a relatively small group of large-capitalization, growth-oriented issues. In the wake of financial turmoil around the globe, investors sought the potential safe haven of large companies whose earnings growth was expected to be strong and secure. This investment philosophy typifies the manner in which stocks are added to the Nuveen Rittenhouse Growth Fund. The top five contributors to the S&P 500's total return in 1998 were Microsoft, General Electric, Wal-Mart, Lucent Technologies, and Cisco. These five stocks showed a median return of nearly 115% while the return for the other 495 stocks in the S&P 500 was only about 7%. Of these top performers, General Electric has been in the fund's portfolio since the inception of the Fund, while Wal-Mart and Lucent Technologies were added during the year. Microsoft, which was not in the portfolio in 1998, was added in the first quarter of 1999. However, due to the fact that the Fund is actively managed, these holdings may change.

How did the economic landscape affect financial market performance last year?

The economy continued to support the market's advance in 1998, growing at about 4%, even in the face of slowed foreign trade. While the economy is not likely headed for recession, there are signs that growth may eventually slow in 1999:
U.S. exports continue to be affected by financial market turmoil, spending on capital expenditures should moderate, and housing growth should slow. But even though the economy's pace could taper off in the coming months, there are adjustments taking place that could lessen the economic slowdown anticipated in 1999, such as foreign central banks moving aggressively to reduce interest rates, higher government spending in the U.S. due to the current budget surplus, and initial signs of stability in Asia.

What role did the Federal Reserve
play in the stock market's strong
performance?

The Federal Reserve played an important role in the strength of the economy and the financial markets in 1998, lowering short-term interest rates three times in the last half of the year. Those reductions helped to stave off further declines in stock prices by easing fears of a looming credit crunch and a potential recession. The Fed's interest rate adjustments also set the stage for the market's unprecedented recovery to new highs.

How did the Nuveen Rittenhouse Growth Fund perform over the past year?

The Nuveen Rittenhouse Growth Fund's Class A Shares generated a 23.71% total return on net asset value for the 12 months ended January 31, 1999. This compares to a 30.18% total return for the Lipper Growth Fund Index, and a 32.49% total return for the S&P 500.

See your fund's performance overview in this report for more information.

Despite the Fund's underperformance in comparison to the two indices, the Fund performed well in its inaugural year. Contributing to this performance was a positive economic environment as well as successful individual stock selections and sector weightings. The healthcare sector, which was among the market's best performing sectors last year, was a major component of the Nuveen Rittenhouse Growth Fund. Some of the Fund's largest holdings and top performers last year were pharmaceutical stocks, including Pfizer, Inc., Merck & Co., Inc. and Schering-Plough Corporation. The Fund also had successful holdings in other sectors. Home Depot, Inc., one of the Fund's largest holdings, was also its biggest gainer. The stock advanced in response to the strength in the housing market, which benefited from the decline in interest rates.

From a tax-efficiency standpoint, the Fund's performance was especially noteworthy. In a year in which many funds not only had negative total returns but made significant capital gain distributions, the tax-sensitive management strategies employed by the portfolio management team resulted in the Fund generating an extremely high tax-efficiency of 99.5%, according to Morningstar, Inc.*

What investment strategies were employed in managing the Nuveen Rittenhouse Growth Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

The portfolio management team believes that profits are the key determinant of stock prices. Throughout the Fund's first year, we concentrated on identifying large companies which have financial strength as well as the ability to generate consistent, sustainable, and predictable earnings growth into the future. This resulted in a portfolio of high quality stocks that we believe have the potential to perform well in the years ahead.

As previously mentioned, the healthcare sector was an area of emphasis for the Fund over the past year. Pfizer, Inc., one of the Fund's largest holdings, was recently hailed by Forbes as the "Company of the Year"** because of its full product pipeline and strategies for growth. While Pfizer's Viagra may become the best-selling drug ever, the company has a lot more to offer after years of significant spending on research and development and the establishment of strategic marketing alliances. Johnson & Johnson is a prime example of the type of stock we seek for the Fund: a company with consistent historical earnings growth and a management team



* Morningstar's tax-efficiency rating measures the ratio of a fund's Tax-Adjusted Return to its Pre-Tax Return. The higher a fund's tax-efficiency, the better. A tax-efficiency of 100% means no taxable distributions were made. Tax-Adjusted Return shows a fund's annualized after-tax total return for the time period specified, excluding any capital-gains effects which would result from selling the fund at the end of the period. To determine this figure, all income and short-term capital-gains distributions are taxed at the maximum federal rate of 39.6% at the time of distribution. Long-term capital gains are taxed at a 20% rate. The after-tax portion is then reinvested in the fund. State and local taxes are ignored, and only the capital gains are adjusted for tax-exempt funds, as the income from these funds in nontaxable.

**1/11/99 issue.

committed to doing what is necessary to sustain that growth going forward.

One of the fund's largest positions throughout the year was American International Group, Inc. (AIG), a world leader in property and casualty insurance. AIG has delivered an enviable record of earnings growth through the years and has a talented and well-respected management team at the helm. AIG was one of the fund's top performers over the past year.

During the last 12 months, the fund had little exposure to one of the market's hottest industries: the Internet. The current frenzy in Internet-related stocks means that multi-billion dollar market valuations are being assigned to companies that will not produce earnings for the foreseeable future. Although those types of stocks have exhibited tremendous price momentum, most do not meet the stringent standards necessary for inclusion in the Nuveen Rittenhouse Growth Fund's portfolio.

While the fund will continue to hold few, if any, pure Internet-related issues, the portfolio does include a number of companies poised to take advantage of the increase in Internet activity and electronic commerce. For example, Lucent Technologies Inc. was added to the portfolio in the fourth quarter of 1998 and has been one of the fund's top performers since that time. Lucent is a global leader in the areas of data networking and wireless technology and is at the forefront of advances in Internet communications. The Walt Disney Company is another holding exhibiting foresight in the emerging area of electronic commerce. Disney is now considered an important Internet player as a result of its recent stake in Infoseek, a widely used Internet search facility. Again, it is important to note that since the Fund is actively managed, the holdings in the portfolio may change.

Do you anticipate any changes to these strategies in the coming year? Yes. In the Fund's first year, a principal requirement of stocks being considered for the fund was that they had to demonstrate a record of dividend growth. Going forward, we will attempt to enhance the Fund's investment process by including a very select number of non-dividend-paying stocks in our investment universe. From time to time, one or two of these companies may be included in the Fund's portfolio.

In today's ever-changing global economy, companies continue to modify the ways they create shareholder value. Today it is evident that certain non-dividend-paying companies do meet the stringent investment objectives of earnings consistency, sustainability, and predictability without paying dividends. These companies are not the market's "high flyers." They are A rated global leaders we believe have the financial strength to weather turbulent economic conditions and possess the skilled, experienced leadership necessary to prosper in an increasingly dynamic economic landscape.

Good examples are companies in the technology industry - a sector that has not historically emphasized dividends given the demands for reinvestment of earnings. A number of these companies have tremendous financial strength and have consistently delivered high quality earnings growth while not paying dividends. Given the increasing impact of technology on the world's economy, we believe that these premier technology companies can contribute to the portfolio's long-term performance.

Nuveen Rittenhouse Growth Fund
Performance Overview
As of January 31, 1999

Stock Diversification
[PIE CHART APPEARS HERE]

Technology         14%
Capital Goods       8%
Financials         18%
Consumer Cyclicals  7%
Health Care        26%
Consumer Staples   27%

Portfolio Allocation
[PIE CHART APPEARS HERE]

Cash Equivalents    6%
Stocks             94%


Fund Highlights
------------------------------------------------------------------------------------------------------------------
Share Price                                                                   A              B        C          R
------------------------------------------------------------------------------------------------------------------
Inception Date                                                            12/97          12/97    12/97      12/97
------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                          $25.21         $25.03   $25.05     $25.30
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                                   $384,703
------------------------------------------------------------------------------------------------------------------
Beta of Portfolio                                                                                             1.06
------------------------------------------------------------------------------------------------------------------
Average Market Capitalization of Stocks in Portfolio                                                   103 billion
------------------------------------------------------------------------------------------------------------------
Average P/E of Stocks in Portfolio                                                                              38
------------------------------------------------------------------------------------------------------------------
Number of Stocks in Portfolio                                                                                   27
------------------------------------------------------------------------------------------------------------------
Expected Turnover Rate                                                                                         20%
------------------------------------------------------------------------------------------------------------------

Annualized Total Return/1/
------------------------------------------------------------------------------------------------------------------
Share Class                                             A (On NAV)  A (On Offer)              B        C         R
------------------------------------------------------------------------------------------------------------------
One-Year                                                    23.71%        16.58%         22.84%   22.93%    24.04%
------------------------------------------------------------------------------------------------------------------
Since Inception                                             24.08%        17.50%         23.22%   23.31%    24.44%
------------------------------------------------------------------------------------------------------------------


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments (Unaudited)
Nuveen Rittenhouse Growth Fund
January 31, 1999


                                                                               Market
      Shares         Description                                                Value
-------------------------------------------------------------------------------------
                     COMMON STOCKS - 94.7%
                     Capital Goods - 7.8%
     146,000         Emerson Electric Co.                                $  8,495,375
     206,000         General Electric Company                              21,604,250
-------------------------------------------------------------------------------------
                     Consumer Cyclical - 7.0%
     311,000         The Home Depot, Inc.                                  18,776,625
      95,000         Wal-Mart Stores, Inc.                                  8,170,000
-------------------------------------------------------------------------------------
                     Consumer Staples - 25.5%
     147,000         BestFoods                                              7,395,938
     235,000         The Coca-Cola Company                                 15,377,813
     188,000         Colgate-Palmolive Company                             15,122,250
     151,000         Gillette Company                                       8,871,250
     346,000         PepsiCo Inc.                                          13,515,625
     196,000         The Procter & Gamble Company                          17,811,500
     137,000         Walgreen Co.                                           8,562,500
     345,000         The Walt Disney Company                               11,385,000
-------------------------------------------------------------------------------------
                     Financials - 17.1%
     181,000         American International Group, Inc.                    18,631,688
     218,000         Federal Home Loan Mortgage Corporation                13,516,000
     204,000         Federal National Mortgage Association                 14,866,500
     139,000         State Street Corporation                               9,938,500
     252,000         Wells Fargo Company                                    8,804,250
-------------------------------------------------------------------------------------
                     Health Care - 24.3%
     273,000         Abbott Laboratories                                   12,677,438
     213,000         Johnson & Johnson                                     18,105,000
     127,000         Medtronic, Inc.                                       10,120,313
     107,000         Merck & Co., Inc.                                     15,702,250
     148,000         Pfizer Inc.                                           19,036,500
     326,000         Schering-Plough Corporation                           17,767,000
-------------------------------------------------------------------------------------
                     Technology - 13.0%
     450,000         Automatic Data Processing, Inc.                       19,153,125
     106,000         Hewlett-Packard Company                                8,307,749
     100,000         Intel Corporation                                     14,093,749
      75,000         Lucent Technologies Inc.                               8,442,187
-------------------------------------------------------------------------------------
                     Total Common Stocks - (cost $316,338,121)            364,250,375
                     ----------------------------------------------------------------

   Principal                                                                   Market
      Amount         Description                                                Value
-------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 5.9%
$ 22,820,000         Swiss Bank Repurchase Agreement, 4.650%, 2/01/99      22,820,000
============-------------------------------------------------------------------------
                     Total Short-Term Investments - (cost $22,820,000)     22,820,000
                     ----------------------------------------------------------------
                     Total Investments - (cost $339,158,121) - 100.6%     387,070,375
                     ----------------------------------------------------------------
                     Other Assets Less Liabilities - (0.6%)                (2,367,346)
                     ----------------------------------------------------------------
                     Net Assets - 100%                                   $384,703,029
                     ================================================================

7                                See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
January 31, 1999

---------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $339,158,121) (note 1)                                            $387,070,375
Receivables:
 Dividends and interest                                                                                             234,555
 Shares sold                                                                                                      3,565,285
 Deferred organization cost (note 1)                                                                                137,072
Other assets                                                                                                          1,402
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                  391,008,689
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                        1,061
Payables:
 Investments purchased                                                                                            5,327,628
 Shares redeemed                                                                                                    166,605
Accrued expenses:
 Management fees (note 4)                                                                                           253,706
 12b-1 distribution and service fees (notes 1 and 4)                                                                221,450
 Other                                                                                                              335,210
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               6,305,660
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                            $384,703,029
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                     $ 79,037,294
Shares outstanding                                                                                                3,135,081
Net asset value and redemption price per share                                                                 $      25.21
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*     $      26.75
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                     $162,301,276
Shares outstanding                                                                                                6,484,623
Net asset value, offering and redemption price per share                                                       $      25.03
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                     $ 99,781,461
Shares outstanding                                                                                                3,984,080
Net asset value, offering and redemption price per share                                                       $      25.05
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                     $ 43,582,998
Shares outstanding                                                                                                1,722,419
Net asset value, offering and redemption price per share                                                       $      25.30
===========================================================================================================================
* Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

                                 See accompanying notes to financial statements.
8

Statement of Operations (Unaudited)
Six Months Ended January 31, 1999

---------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                               $ 1,363,672
Interest                                                                                    273,491
---------------------------------------------------------------------------------------------------
Total investment income                                                                   1,637,163
---------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                  1,141,394
12b-1 service fees - Class A (notes 1 and 4)                                                 69,307
12b-1 distribution and service fees - Class B (notes 1 and 4)                               562,391
12b-1 distribution and service fees - Class C (notes 1 and 4)                               325,988
Shareholders' servicing agent fees and expenses                                             112,156
Custodian's fees and expenses                                                                51,617
Trustees' fees and expenses (note 4)                                                         10,436
Professional fees                                                                            70,084
Shareholders' reports - printing and mailing expenses                                        35,470
Federal and state registration fees                                                          61,454
Amortization of deferred organization costs (note 1)                                         18,148
Other expenses                                                                                1,018
---------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                               2,459,463
 Expense reimbursement (note 4)                                                             (10,536)
---------------------------------------------------------------------------------------------------
Net expenses                                                                              2,448,927
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               (811,764)
---------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                    (5,090,370)
Net change in unrealized appreciation or depreciation of investments                     41,175,243
---------------------------------------------------------------------------------------------------
Net gain from investments                                                                36,084,873
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $35,273,109
===================================================================================================

                                 See accompanying notes to financial statements.
9

Statement of Changes in Net Assets (Unaudited)

                                                                     Six Months Ended   December 31, 1997 (commencement of
                                                                     January 31, 1999    operations) through July 31, 1998
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                             $   (811,764)                        $   (262,403)
Net realized gain (loss) from investment
  transactions (notes 1 and 3)                                             (5,090,370)                             779,703
Net change in unrealized appreciation or depreciation of
  investments                                                              41,175,243                            6,737,012
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 35,273,109                            7,254,312
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From accumulated net realized gains from investment transactions:
 Class A                                                                     (162,515)                                  --
 Class B                                                                     (332,952)                                  --
 Class C                                                                     (189,464)                                  --
 Class R                                                                     (103,805)                                  --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                    (788,736)                                  --
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          162,420,489                          203,076,665
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                               352,492                                   --
--------------------------------------------------------------------------------------------------------------------------
                                                                          162,772,981                          203,076,665
--------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (18,394,080)                          (4,591,222)
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                   144,378,901                          198,485,443
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                178,863,274                          205,739,755
Net assets at the beginning of period                                     205,839,755                              100,000
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $384,703,029                         $205,839,755
==========================================================================================================================
Undistributed net investment income at end of period                     $         --                         $         --
==========================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
The Nuveen Rittenhouse Growth Fund (the "Fund") is a series of the Nuveen Investment Trust II (the "Trust") which was organized as a Massachusetts business trust in 1997. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on December 31, 1997, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 12, 1997.

The Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 1999, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                December 31, 1997 (commencement
                                                                  Six Months Ended 1/31/99    of operations) through July 31, 1998
                                                                 -------------------------    ------------------------------------
                                                                     Shares         Amount             Shares               Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                          1,568,542   $ 36,321,462          1,988,648         $ 44,029,027
 Class B                                                          3,063,120     70,067,749          3,666,978           81,559,486
 Class C                                                          2,290,042     52,563,942          1,946,440           43,544,923
 Class R                                                            148,397      3,467,336          1,661,302           33,943,229
Shares issued to shareholders due to reinvestment of
 distributions:
 Class A                                                              4,039         97,268                 --                   --
 Class B                                                              6,522        155,997                 --                   --
 Class C                                                              3,091         73,987                 --                   --
 Class R                                                              1,045         25,240                 --                   --
----------------------------------------------------------------------------------------------------------------------------------
                                                                  7,084,798    162,772,981          9,263,368          203,076,665
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                           (331,535)    (7,401,089)           (95,863)          (2,146,252)
 Class B                                                           (196,272)    (4,397,042)           (56,975)          (1,322,737)
 Class C                                                           (217,101)    (4,915,362)           (39,642)            (891,049)
 Class R                                                            (79,351)    (1,680,587)           (10,224)            (231,184)
----------------------------------------------------------------------------------------------------------------------------------
                                                                   (824,259)   (18,394,080)          (202,704)          (4,591,222)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                      6,260,539   $144,378,901          9,060,664         $198,485,443
==================================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of common stocks and short-term investments for the six months ended January 31, 1999, were as follows:

----------------------------------------------------------------------------
Purchases:
 Common stocks                                                $  152,041,940
 Short-term investments                                        1,310,089,000
Sales:
 Common stocks                                                    22,936,291
 Short-term investments                                        1,293,770,000
============================================================================

At January 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $47,912,254 of which $52,049,751 related to appreciated securities and $4,137,497 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value  Management Fee
----------------------------------------------------------------------------
----------------------------------------------------------------------------
For the first $125 million                                       .8500 of 1%
For the next $125 million                                        .8375 of 1
For the next $250 million                                        .8250 of 1
For the next $500 million                                        .8125 of 1
For the next $1 billion                                          .8000 of 1
For net assets over $2 billion                                   .7750 of 1
============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which Rittenhouse manages the Fund's investment portfolio. Rittenhouse is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended January 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended January 31, 1999, the Distributor compensated authorized dealers directly with approximately $3,233,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 1999, the Distributor retained approximately $883,800 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $188,200 of CDSC on share redemptions during the six months ended January 31, 1999.

5. Composition of Net Assets

At January 31, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                    $341,890,178
Balance of undistributed net investment income                               --
Accumulated net realized gain (loss) from investment transactions    (5,099,403)
Net unrealized appreciation of investments                           47,912,254
-------------------------------------------------------------------------------
Net assets                                                         $384,703,029
===============================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                Investment Operations         Less Distributions
                            -----------------------------  -------------------------


                                               Net
                                         Realized/
                                        Unrealized
                 Beginning         Net     Invest-             Net                    Ending
                       Net     Invest-        ment         Invest-                       Net
Year Ended           Asset        ment        Gain            ment   Capital           Asset        Total
July 31,             Value  Income (a)      (Loss)  Total   Income      Gain  Total    Value   Return (b)
---------------------------------------------------------------------------------------------------------
Class A (12/97)
  1999 (d)          $22.75      $(.02)       $2.54  $2.52     $ --    $(.06) $(.06)   $25.51       11.14%
  1998 (c)           20.00       (.01)        2.76   2.75       --       --     --     22.75       13.75
Class B (12/97)
  1999 (d)           22.66       (.10)        2.53   2.43       --     (.06)  (.06)    25.03       10.75
  1998 (c)           20.00       (.11)        2.77   2.66       --       --     --     22.66       13.30
Class C (12/97)
  1999 (d)           22.67       (.10)        2.54   2.44       --     (.06)  (.06)    25.05       10.79
  1998 (c)           20.00       (.11)        2.78   2.67       --       --     --     22.67       13.35
Class R (12/97)
  1999 (d)           22.79        .01         2.56   2.57       --     (.06)  (.06)    25.30       11.30
  1998 (c)           20.00        .03         2.76   2.79       --       --     --     22.79       13.95
=========================================================================================================

                                      Ratios/Supplemental Data
                  ----------------------------------------------------------------------
                                              Ratio                     Ratio
                                             of Net                    of Net
                              Ratio of   Investment     Ratio of   Investment
                              Expenses       Income     Expenses    Income to
                            to Average   to Average   to Average      Average
                  Ending    Net Assets   Net Assets   Net Assets   Net Assets
                     Net        Before       Before        After        After  Portfolio
Year Ended        Assets   Reimbursem-  Reimbursem-  Reimbursem-  Reimbursem-   Turnover
July 31,           (000)          ment         ment         ment         ment       Rate
----------------------------------------------------------------------------------------
Class A (12/97)
  1999 (d)       $ 79,037       1.35%*      (.15)%*       1.35%*      (.15)%*         9%
  1998 (c)         43,092       1.42*       (.16)*        1.35*       (.09)*          4
Class B (12/97)
  1999 (d)        162,301       2.10*       (.89)*        2.10*       (.89)*          9
  1998 (c)         81,823       2.17*       (.91)*        2.10*       (.84)*          4
Class C (12/97)
  1999 (d)         98,781       2.10*       (.89)*        2.10*       (.89)*          9
  1998 (c)         43,260       2.17*       (.91)*        2.10*       (.84)*          4
Class R (12/97)
  1999 (d)         43,583       1.11*        .11*         1.10*        .12*           9
  1998 (c)         37,664       1.19*        .11*         1.10*        .20*           4
========================================================================================

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

(d)  For the six months ended January 31, 1999.

----
14

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse
Growth Fund

Growth and Income

European Value Fund
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Dividend and
Growth Fund

Income
Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


=====
15

Fund Information



Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Investment Manager
Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087-4570

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

====
16

BLANK PAGE


====
17

Serving Investors for Generations

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com